EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2026 of Robert Half Inc. (the “Form 10-Q”), I, Michael C. Buckley, Chief Financial Officer of Robert Half Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Robert Half Inc.
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Robert Half Inc. and will be retained by Robert Half Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

October 30, 2026	/s/Michael C. Buckley
Michael C. Buckley Chief Financial Officer Robert Half Inc.